Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 28, 2005 (this “Amendment”), is by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and individually, a “Borrower”), each of the Domestic Subsidiaries of the Borrower from time to time party hereto (the “Domestic Guarantors”), DIMON INTERNATIONAL AG, a Swiss corporation (“DIAG”; together with the Company and the Domestic Guarantors, collectively the “Guarantors” and individually, a “Guarantor”), the several banks and other financial institutions from time to time party hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of May 13, 2005 (as previously amended or modified and as further amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement) among the Borrower, the Guarantors, the Lenders, and the Administrative Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

WHEREAS, the Credit Parties have requested that Section 7.1(f) of the Credit Agreement be amended and the Lenders have agreed to such amendment, subject to the terms hereof.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

PART I

AMENDMENT

SUBPART 1.1  Amendment to Section 7.1(f).  Section 7.1(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)

One or more judgments or decrees shall be entered against any Credit Party or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $15,000,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 10 days from the entry thereof; it being understood and agreed that this Section 7.1(f) shall not include fines imposed on the Company and/or certain of its Subsidiaries by the European Commission in connection with the Anti-Competition Litigation in an aggregate amount not to exceed €24,000,000 during 2005.

PART II

CONDITIONS TO EFFECTIVENESS

          SUBPART 2.1  Effective Date.  This Amendment shall be and become effective as of the date hereof (the “Amendment Effective Date”) when all of the conditions set forth in this Subpart 2.1 shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent).

SUBPART 2.1.1  Executed Amendment.  Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Required Lenders.

SUBPART 2.1.2  Fees.  The Administrative Agent shall have received from the Borrowers the aggregate amount of fees payable to the Administrative Agent on behalf of the Lenders approving this Amendment.

PART III

REPRESENTATIONS AND WARRANTIES

          SUBPART 3.1  Representations and Warranties.  Each of the Credit Parties represents and warrants as follows:

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It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

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This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

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The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof except for those which expressly relate to an earlier date.

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After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

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The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

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Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

PART IV

MISCELLANEOUS

SUBPART 4.1  Counterparts/Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.2  Instrument Pursuant to Credit Agreement.  This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SUBPART 4.3  Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

SUBPART 4.4  Amended Terms.  The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

SUBPART 4.5  Survival.  Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

SUBPART 4.6  Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

SUBPART 4.7  Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SUBPART 4.8  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SUBPART 4.9  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.10  Waiver of Jurisdiction; Service of Process; Waiver of Jury Trial; Arbitration.  The jurisdiction, service of process, waiver of jury trial and arbitration provisions set forth in Sections 9.14, 9.15 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Balance of Page Intentionally Left Blank].

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:

ALLIANCE ONE INTERNATIONAL, INC.

By:    /s/  B.J. Harker

Name:    B.J. Harker

Title:     Chairman and Chief Executive Officer

By:     /s/  J.A. Cooley

Name:     J.A. Cooley

Title:  Executive Vice President and Chief Financial Officer

DUTCH BORROWER:

INTABEX NETHERLANDS B.V.

By:     /s/  J.A. Cooley

Name:     J.A. Cooley

Title:  Authorized Signatory

By:     /s/  B.L. Finney

Name:      B.L. Finney

Title:  Authorized Signatory

DOMESTIC GUARANTORS:

[NONE]

FOREIGN GUARANTORS:

DIMON INTERNATIONAL AG

By:     /s/  J.A. Cooley

Name:     J.A. Cooley

Title:  Authorized Signatory

By:     /s/  B.L. Finney

Name:      B.L. Finney

Title:  Authorized Signatory

[signatures continue]

ADMINISTRATIVE AGENT

AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent and as a Lender

By:    /s/  [signature illegible]

Name:

Title:

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